Supplement to

Calvert VP SRI BALANCED PORTFOLIO

Calvert Variable Products Portfolios Prospectus

dated April 30, 2010

Date of Supplement: December 3, 2010

Under “Investments, Risks and Performance – Principal Investment Strategies” in the Portfolio Summary for Calvert VP SRI Balanced Portfolio on page 1 of the Prospectus, add the following after the third paragraph:

The Portfolio may also use a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts for the purpose of managing the duration of the Portfolio.

Under “Investments, Risks and Performance – Principal Risks” in the Portfolio Summary for Calvert VP SRI Balanced Portfolio on page 2 of the Prospectus, add the following as the second-to-last paragraph of the section:

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts.